SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: March 5, 2003

                         RECKSON ASSOCIATES REALTY CORP.
                                       and
                       RECKSON OPERATING PARTNERSHIP, L.P.
           (Exact name of each Registrant as specified in its Charter)

      Reckson Associates Realty Corp. -      Reckson Associates Realty Corp. -
                Maryland                              11-3233650
    Reckson Operating Partnership, L.P. -
                Delaware                   Reckson Operating Partnership, L.P. -
    (State or other jurisdiction of                   11-3233647
     incorporation or organization)            (IRS Employer ID Number)

          225 Broadhollow Road                          11747
           Melville, New York                        (Zip Code)
(Address of principal executive offices)

                                     1-13762
                            (Commission File Number)

                                 (631) 694-6900
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         99.1 Reckson Associates Realty Corp. 4th Quarter Presentation, dated March 5, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         The Registrants are attaching the Fourth Quarter Presentation as
Exhibit 99.1 to this Current Report on Form 8-K.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RECKSON ASSOCIATES REALTY CORP.


                                            By:      /s/ Michael Maturo
                                                --------------------------------
                                                Michael Maturo
                                                Executive Vice President
                                                and Chief Financial Officer

                                            RECKSON OPERATING PARTNERSHIP, L.P.

                                            By: Reckson Associates Realty Corp.,
                                                its General Partner

                                            By:      /s/ Michael Maturo
                                                --------------------------------
                                                Michael Maturo
                                                Executive Vice President
                                                and Chief Financial Officer

Date:  March 5, 2003